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                                                                    EXHIBIT 23.6

                 CONSENT OF PADDOCK LINDSTROM & ASSOCIATES, LTD.


We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-3 to our firm name and to our appraisal reports relating to Canadian reserves for Devon Energy Corporation as of December 31, 2001 and 2000, incorporated herein by reference.

                                       PADDOCK LINDSTROM & ASSOCIATES, LTD.

                                       By: /s/ L.K. LINDSTROM
                                           ------------------------------------
                                           L.K. Lindstrom, P. Eng.
                                           President

April 30, 2003